SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                 August 13, 2003
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                          CEDAR SHOPPING CENTERS, INC.
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             (Exact name of registrant as specified in its charter)

          Maryland                     0-14510                   42-1241468
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(State or other jurisdiction         (Commission              (IRS Employer ID
      of incorporation)              File Number)                  Number)

44 South Bayles Avenue, Port Washington, New York                      11050
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(Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number, including area code:      (516) 767-6492
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(Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.

(c) Exhibit Number             Description
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         99                    Press release dated August 13, 2003.

Item 9. Regulation FD Disclosure

      On August 13, 2003, Cedar Shopping Centers, Inc. issued a press release announcing its operating results for the quarter ended June 30, 2003. A copy of the press release is furnished hereto as Exhibit 99. The information provided in this Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CEDAR SHOPPING CENTERS, INC.

                                  By:  /s/ Leo S. Ullman
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                                       Name:  Leo S. Ullman
                                       Title: Chairman and President

Dated: August 13, 2003


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                                  EXHIBIT INDEX

Exhibit Number    Description                                               Page
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     99           Press release dated August 13, 2003.                        4


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